United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

IVY FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[   ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

DRAFT
Ivy Small Cap Value Fund
________________, 2006

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of shareholders of Ivy Small Cap Value Fund (the "Fund"), a series of the Ivy Funds (the "Trust"), which will be held on February 2, 2007 at 3:00 p.m., Central time, 6300 Lamar Avenue, Overland Park, Kansas.

         The purpose of the Special Meeting is to ask you to approve (1) a proposed new investment sub-advisory agreement between Ivy Investment Management Company ("IICO"), the Fund's investment adviser, and BlackRock Capital Management, Inc. ("BCM"), an indirect subsidiary of BlackRock, Inc. ("BlackRock"), and (2) a "manager of managers" structure for the Fund whereby IICO, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

         On September 29, 2006, Merrill Lynch & Co., Inc. ("Merrill Lynch") contributed its investment management business, Merrill Lynch Investment Managers, to BlackRock to form a new asset management company ("New BlackRock") (the ""Transaction"). Based in New York, BlackRock managed assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. New BlackRock is governed by a board of directors with a majority of independent members. The Transaction was approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock's former majority shareholder.

         Prior to the Transaction, BlackRock Financial Management, Inc. ("BFM"), an affiliate of BCM, served as the Fund's sub-adviser pursuant to a sub-advisory agreement with IICO ("Prior Agreement"). As a result of the Transaction, BCM provides equity portfolio management services to BFM's former clients, including the Fund. The Transaction could be determined to be an assignment of the Prior Agreement under the Investment Company Act of 1940, as amended, resulting in the automatic termination of the Prior Agreement. As a result, IICO has proposed, and the Board of Trustees has approved, both an interim and a new sub-advisory agreement with BCM ("Proposed Agreement") on the same terms as the Prior Agreement with BFM (BCM is an affiliate of BFM as noted above and BCM is the new contracting entity on all U.S. equity portfolios managed out of BlackRock's Boston office) The Proposed Agreement will not change the Fund's investment goal and strategies currently in place. The sub-advisory fee rate payable by IICO to BCM under the Proposed Agreement will remain the same as under the Prior Agreement with BFM. In addition, the overall fees the Fund currently pays for management and investment advisory services will stay the same.

         Manager of managers authority would allow IICO, with the Board's approval, to make changes to Fund sub-advisers and change the terms of sub-advisory agreements without holding a shareholder meeting. This would give the Board increased flexibility and eliminate the Fund's expense of holding shareholder meetings whenever the Board and IICO seek to hire or replace a sub-adviser.

Please review the enclosed material carefully for more information about the proposals.

         Your vote is important. The Board of Trustees has approved the Proposed Agreement and the proposed manager of managers structure, and recommends that you approve both proposals. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the Special Meeting in person.

         If you prefer, you may vote by telephone with a toll-free call to the telephone number, _____________, and following the recorded instructions. You may also vote via the Internet by logging on to ______________ and following the instructions that will appear. It is important that your vote promptly.

Sincerely,

Henry J. Herrmann
President

Ivy Small Cap Value Fund Shareholders

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Q & A

Q: What am I being asked to vote "For" on this proxy?

A:          You are being asked to vote for a proposal to approve a new investment sub-advisory agreement for your Fund, between Ivy Investment Management Company ("IICO"), the Fund's investment adviser, and BlackRock Capital Management, Inc. ("BCM") ("Proposed Agreement"). BCM serves as the sub-adviser to the Fund pursuant to an interim sub-advisory agreement ("Interim Agreement"), since the prior sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), BCM's affiliate, ("Prior Agreement") terminated upon the completion of the Transaction as described below. The terms of the Proposed Agreement are substantially identical to the terms of the Prior Agreement. No change in advisory fee rates or scope of services is being proposed.

In addition, you are being asked to approve a "manager of managers" structure for the Fund. This structure would allow IICO, with the Board's approval, to hire and replace sub-advisers to the Fund without obtaining shareholder approval. If you approve the structure, the Fund would be aable to implement a manager of managers structure in the event that either (1) the Securities and Exchange Commission ("SEC") adopts a proposed rule allowing funds to operate with this structure or (2) the Fund applies for and is granted an SEC exemptive order.

The Board of Trustees recommends that you vote "FOR" both proposals.

Q: Why did you send me this booklet?

A:           You are receiving these proxy materials -- a booklet that includes the Proxy Statement and the accompanying proxy card -- because you have the right to vote on important proposals concerning your investment in the Fund.

Q: Why are we being asked to vote on a new sub-advisory agreement?

A:          On September 29, 2006, Merrill Lynch Co., Inc. ("Merrill Lynch") contributed its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock, Inc. ("BlackRock"), to form a new asset management company ("New BlackRock"). BlackRock was (and remains) the parent company of BCM and BFM. New BlackRock is governed by a board of directors with a majority of independent members. The Transaction could be determined to be an assignment of the Prior Agreement of the Fund under the Investment Company Act of 1940, as amended ("1940 Act"). To prevent any potential disruption in services resulting from the completion of the Transaction, IICO proposed, and the Board approved, the Interim Agreement and the Proposed Agreement with BCM, an affiliate of BFM, on substantially identical terms as the Prior Agreement with BFM. The Interim Agreement with BCM became effective as of the completion of the Transaction and will remain in effect until the Proposed Agreement is approved by shareholders, but in no case for a period longer than 150 days; therefore, shareholder approval is sought for the Proposed Agreement. The sub-advisory fee rate payable by IICO to BCM will remain the same under the Proposed Agreement as under the Prior Agreement.

Q: What is the rationale for the Transaction?

A:          The contribution of MLIM to BlackRock forms a pre-eminent, diversified global money management organization with approximately $1 trillion in assets under management. New BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The Transaction is anticipated to create operating efficiencies and New BlackRock is expected to offer its clients enhanced portfolio management capabilities.

Q: How is the Proposed Agreement different from the Prior Agreement?

A:          The terms of the Proposed Agreement are substantially identical to the Prior Agreement. It differs only in its beginning date and the entity serving as the investment sub-adviser (although the Fund will be managed by the same team that was responsible for the day-to-day management of the Fund under the Prior Agreement). See the Proxy Statement for more information about the Proposed Agreement and the Prior Agreement.

Q: Will there be a change in the management and advisory fees paid by my fund?

A: No. The advisory and sub-advisory fees will stay the same.

Q: Will the Fund's current portfolio manager continue to manage the Fund following the Transaction?

A: Yes, the current portfolio manager continues to manage the Fund following the Transaction, and is anticipated to do so, using the same investment objective and strategies.

Q: What is a "manager of managers" structure?

A:          Under the Trust's current structure, IICO serves as the investment adviser for each Fund within the Trust. Currently, IICO has hired an investment sub-adviser to manage the assets of the Fund (and is asking shareholders approve hiring BCM). If IICO ever believed that a sub-adviser should be changed, IICO would make a recommendation to the Board, and the Board would seek shareholder approval by convening a shareholder meeting seeking approval of the sub-adviser. Manager of managers authority would allow IICO, with the Board's approval, to make changes to Fund sub-advisers and change the terms of sub-advisory agreements without holding a shareholder meeting. This would give the Board increased flexibility and eliminate the Fund's expense of holding shareholder meetings whenever the Board and IICO seek to hire or replace a sub-adviser. IICO will monitor each sub-adviser's performance and make recommendations to the Board about whether its sub-advisory agreement should be continued, modified or terminated. The Board has determined that the manager of managers structure is in the best interest of the shareholders of the Fund.

Q: How does the Board of Trustees recommend that I vote on these proposals?

A:          The Board of Trustees believes that each proposal is in the best interests of the Fund and its shareholders. After careful consideration, the Board of Trustees recommends that you vote "FOR" both Proposals.

Q: How can I vote my proxy?

A:          Please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Q: Will the Fund pay for this proxy solicitation?

A: No. BlackRock and Merrill Lynch have agreed to pay the costs of this proxy solicitation, as well as the other costs of the special meeting of Fund shareholders.

It is important that you vote your proxy promptly. Please help keep the costs of this proxy solicitation reasonable by voting today.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF IVY FUNDS

To be held on February 2, 2007

Ivy Small Cap Value Fund

         A Special Meeting of shareholders of Ivy Small Cap Value Fund (the "Fund"), a series of the Ivy Funds (the "Trust"), will be held at 6300 Lamar Avenue, Overland Park, Kansas, at 3:00 p.m., Central time, on February 2, 2007. At the Special Meeting, shareholders will be asked to vote on the following proposals:

1. To approve a new investment sub-advisory agreement between Ivy Investment Management Company ("IICO") and BlackRock Capital Management, Inc.; and

         2.         To authorize a "manager of managers" structure for the Fund whereby IICO, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval; and

3. To transact any other business that properly comes before the Special Meeting.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof.

The Board of Trustees recommends that shareholders vote "FOR" each proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote "AGAINST" any such adjournment those proxies to be voted against that proposal.

         Shareholders of record at the close of business on November 30, 2006 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. Any shareholder attending the Special Meeting may vote in person even though a proxy already may have been returned.

By Order of the Board of Trustees,

Kristen A. Richards
Assistant Secretary

__________, 2006
Overland Park, Kansas

Ivy Funds

6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000

Proxy Statement

______________ __, 2006

Special Meeting of Shareholders
To be held on February 2, 2007

         This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (the "Proposals") for Ivy Small Cap Value Fund (the "Fund"), a series of Ivy Funds (the "Trust"). The Trust's Board of Trustees (the "Board," the members of which are referred to herein as the "Trustees") is soliciting your vote for a Special Meeting of shareholders of the Fund (the "Special Meeting") to be held at 6300 Lamar Avenue, Overland Park, Kansas on February 2, 2007 at 3:00 p.m., Central time, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of that meeting.

Solicitation of Proxies

         The Board is soliciting votes from shareholders of the Fund by the mailing of this Proxy Statement and the accompanying proxy card to shareholders on or about ___________, 2006. Shareholders of record at the close of business on November 30, 2006 (the "record date") are entitled to vote at the Special Meeting.

         The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

OVERVIEW

         You are being asked to vote on two Proposals -- (1) to approve a new investment sub-advisory agreement between Ivy Investment Management Company ("IICO") and BlackRock Capital Management, Inc. ("BCM") (the "Proposed Agreement"), with respect to the Fund, and (2) to adopt a "manager of managers" structure for the Fund whereby IICO, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

         With respect to Proposal 1, as explained below, the Proposed Agreement for the Fund is substantially identical to the interim sub-advisory agreement currently in effect for the Fund between IICO and BCM (the "Interim Agreement") and to the prior sub-advisory agreement for the Fund between IICO and BCM's affiliate, BlackRock Financial Management, Inc. ("BFM") (the "Prior Agreement"). The Interim Agreement with BCM, as approved by the Board, became effective upon the completion of the Transaction, as described below, and will remain in effect until the Proposed Agreement is approved by shareholders, but in no case for a period longer than 150 days.

         Merrill Lynch & Co., Inc. ("Merrill Lynch") contributed its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock, Inc. ("BlackRock"), the parent company of BCM, to form a new asset management company ("New BlackRock") on September 29, 2006 (the "Transaction").

         Based in New York, BlackRock managed assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. New BlackRock operates under the BlackRock name and is governed by a board of directors with a majority of independent members. New BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. As a result of the Transaction, it has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. BCM is an affiliate of BFM and is the provider of the advisory services for all U.S. equity portfolios managed our of New BlackRock's Boston office. As a result of the Transaction, Merrill Lynch has a 49.8% economic interest and a 45% voting interest in New BlackRock and The PNC Financial Services Group, Inc. ("PNC"), which held a majority interest in BlackRock, will retain approximately 34% of New BlackRock's voting stock. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of New BlackRock's board in order to assure the board's independence. The Transaction was approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

         The Transaction could be determined to be an assignment of the Prior Agreement under the Investment Company Act of 1940, as amended, ("1940 Act"), resulting in the automatic termination of the Prior Agreement. To prevent any potential disruption in sub-advisory services, IICO proposed, and the Board approved, (1) termination of the Prior Agreement with BFM, (2) adoption of the Interim Agreement with BCM on subatantially identical terms as the Prior Agreement, and (3) adoption of the Proposed Agreement with BCM on substantially identical terms as the Interim Agreement and the Prior Agreement. BCM provides equity portfolio management services to BFM's prior clients, including the Fund. The sub-advisory fee rate payable to BCM will remain the same under the Proposed Agreement.

         The Trustees have carefully considered the matter and have concluded that it is appropriate and in the best interests of the Fund and its shareholders for IICO to enter into the Proposed Agreement for the Fund. Under the 1940 Act, IICO cannot enter into the Proposed Agreement unless the Fund's shareholders vote to approve the Proposed Agreement. No change in the sub-advisory fee rate payable by IICO or in the scope of services from those under the Interim Agreement or Prior Agreement is being proposed.

         In Proposal 2, shareholders are being asked to approve a "manager of managers" structure for the Fund. A manager of managers structure would allow the Fund to appoint additional and/or replacement unaffiliated sub-advisers for the Fund without obtaining shareholder approval. Normally, shareholders of a mutual fund must approve any new agreement between a mutual fund and a sub-adviser.

         The Trustees have carefully considered the matter and have concluded that it is appropriate and in the best interest of the Fund and its shareholders for the Fund to use a "manager of managers" arrangement.

Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE BOTH PROPOSALS.

PROPOSAL 1
PROPOSED AGREEMENT

Introduction

         Shareholders are being asked to approve the Proposed Agreement between IICO and BCM with respect to the Fund. On August 15 and 16, 2006, with one member abstaining, the Board, including all of the Trustees who are not "interested persons" of the Trust, IICO, BCM or Merrill Lynch (the "Independent Trustees"), unanimously voted to approve the Proposed Agreement and to recommend the Proposed Agreement to Fund shareholders for approval. If approved by the shareholders, the Proposed Agreement will take effect on the date of such approval. The Proposed Agreement will remain in effect through September 30, 2007 and will continue in effect thereafter only if its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a majority of the Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees.

         At is meeting on August 16, 2006, the Board considered that the Transaction was anticipated to be completed before the date of the Special Meeting and receipt of shareholder approval of the Proposed Agreement. Accordingly, with one member abstaining, the Board, including all of the Independent Trustees, unanimously approved the termination of the Prior Agreement, and also approved the Interim Agreement between IICO and BCM with respect to the Fund pursuant to Rule 15a-4 under the 1940 Act.

         This Rule, under certain circumstances, allows an interim advisory agreement to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under the interim advisory agreement do not exceed the fees payable under the predecessor agreement that had been approved by shareholders and certain other contractual provisions are included in the interim agreement. The Interim Agreement requires all advisory fees earned by BCM to be escrowed pending approval by Fund shareholders of the Proposed Agreement. If the Proposed Agreement is not approved, BCM will be entitled to receive from escrow the lesser of (i) any costs incurred in performing the Interim Agreement (plus interest earned on the amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned). The Interim Agreement took effect upon the completion of the Transaction since approval by Fund shareholders was not obtained by that date and will continue in effect until the earlier of shareholder approval of the Proposed Agreement or 150 days from the completion of the Transaction.

A form of the Proposed Agreement is attached as Exhibit A. The description of the Proposed Agreement's terms in this section is qualified in its entirety by reference to Exhibit A.

Board Recommendation

The Board of Trustees, including the Independent Trustees, recommends that shareholders of the Fund vote "FOR" approval of the Proposed Agreement.

For more information about the Trustees' deliberations and the reasons for their recommendation, please see the discussion under the heading "Evaluation by the Board."

Comparison of Prior and Proposed Agreements

         The Proposed Agreement for the Fund is substantially identical (but for a few non-material changes) to the Prior Agreement and to the Interim Agreement (apart from the provisions relating to Rule 15a-4) for the Fund. The date of the Proposed Agreement for the Fund will be the later of the date on which shareholders of the Fund approve the Proposed Agreement, and the initial term of the Proposed Agreement expires on September 30, 2007. The next several paragraphs briefly summarize some important provisions of the Proposed Agreement, the Interim Agreement and the Prior Agreement, but for a complete understanding of the Proposed Agreement, you should read Exhibit A. For purposes of the discussion below, the Proposed Agreement, the Interim Agreement and the Prior Agreement each will be referred to as the "Agreement," and BCM and BFM each will be referred to as the "Sub-adviser."

         The fees payable to BCM under the Proposed Agreement and the Interim Agreement are paid by IICO and the fee rate will be no greater than the fee rate paid to BFM by IICO under the Prior Agreement. In addition, BCM has assured the Board that it will continue to provide the same level of sub-advisory services to the Fund under the Proposed Agreement as it provides under the Interim Agreement and that BFM provided under the Prior Agreement. The Prior Agreement was last approved by shareholders of the Fund on January 27, 2005. The Prior Agreement was submitted to shareholder because the prior sub-advisory agreement would have terminated upon the sale of the Fund's previous sub-adviser, State Street Research & Management Company, to BlackRock. The Interim Agreement has not been approved by shareholders of the Fund, nor is it required to be approved by shareholder, pursuant to Rule 15a-4 under the 1940 Act.

Services and Obligations

         Under the Prior Agreement, IICO appointed BFM, and under the Interim Agreement and the Proposed Agreement, respectively, appointed and proposes to appoint BCM (an affiliate of BFM), to perform the portfolio selection services described below for the investment and reinvestment of the Fund's portfolio, subject to the supervision of IICO and subject also to the control and direction of the Board. The Sub-adviser is deemed to be an independent contractor and, except as expressly provided or authorized in the Agreement, the Sub-adviser has no authority, to act for or represent the Trust or IICO in any way or be deemed an agent of the Trust or IICO. Under the Agreement, the Sub-adviser provides the below-listed services and assumes the following obligations with respect to the Fund.

         (1) Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of IICO, the Sub-adviser has the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The investment of the assets of the Fund are at all times subject to the applicable provisions of the Trust's Declaration of Trust and bylaws, as well as the registration statement, current prospectus and statement of additional information applicable to the Fund, and must conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board and by IICO.

         (2) In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, the Sub-adviser is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies of the Fund as set forth in the Fund's registration statement, as amended; and (iii) take such steps as are necessary to implement the aforementioned investment program by placing orders for such purchases and sales of securities with broker-dealers, including the placing, or directing the placement through an affiliate (if any) of the Sub-adviser, of orders for such purchases and sales.

         (3) In connection with the purchase and sale of securities of the Fund, the Sub-adviser arranges for the transmission to IICO (or its designee) and the custodian of the Fund on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. The Sub-adviser is required to render such reports to IICO and/or the Board concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as IICO or the Board may from time to time require.

         (4) The Sub-adviser, in the name of the Trust, places or directs the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's registration statement. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-adviser is required to create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. The Agreement provides that all records will be the property of the Trust and the Sub-adviser shall make such records available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust or any person retained by the Trust.

         (5) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-adviser selects brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the Sub-adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to the Sub-adviser in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker. Under the Agreement, the Sub-adviser is required to render such reports, at such intervals and in such form as may be mutually agreed to IICO and/or to the Board regarding the total amount and usage of all commissions generated as a result of trades executed for the Fund's portfolio, as well as information regarding third-party services, if any, received by the Sub-advidser as a result of trading activity with select brokers and dealers.

         On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Agreement permits the Sub-adviser, to the extent permitted by applicable law, to aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-adviser also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, are to be made in the manner the Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(6) The Sub-adviser is required to review all proxy solicitation materials and is responsible for voting and handling all proxies in relation to the securities held in the Fund.

Standard of Care

         Under the Agreement, the Sub-adviser is entitled to rely on information that it reasonably believes to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance of its duties under the Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of IICO or custodians or other agents at the Trust or the Fund or securities depositories, or from war or political act of any foreign government to which such assets might be exposed, provided that nothing in the Agreement will be deemed to protect, or purport to protect, the Sub-adviser against any liability to the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreement, or by reason of reckless disregard of obligations and duties under the Agreement.

Compensation

         The Fund pays IICO a fee accruing daily at an annual rate of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion of the Fund's average daily net assets. IICO pays BFM, and under the Proposed Agreement would pay BCM, a sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets managed by the Sub-adviser.

Renewal and Termination

         Each of the Prior Agreement and the Proposed Agreement provides that it continues in effect from year to year, provided its continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the entire Board and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees. At a meeting held on August 15 and 16, 2006, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Prior Agreement until September 30, 2007, subject to termination upon completion of the Transaction, and unanimously approved the Interim Agreement. The Prior Agreement terminated, and the Interim Agreement became effective, upon completion of the Transaction. The Interim Agreement remains in effect until the earlier of shareholder approval of the Proposed Agreement or 150 days from the date of the Transaction. The initial term of the Proposed Agreement, if approved by the Fund's shareholders, will continue until September 30. 2007.

         The Agreement states that it can be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of majority of the entire Board on 60 days' written notice to the sub-adviser (10 days' written notice in the case of the Interim Agreement), or by either party to the Agreement upon 60 days' written notice to the other. The Agreement states that it will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of IICO's advisory agreement with respect to the Fund.

Other Provisions

         The Agreement provides that the Sub-adviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the State of Kansas and that the Agreement shall be construed and enforced in accordance with the laws of Massachusetts, the 1940 Act and the applicable rules and guidance issued by the SEC and its staff thereunder.

Evaluation by the Board

         At a meeting held on August 15 and 16, 2006, the Trustees, including all the Independent Trustees (except for one Independent Trustee who abstained), voted to approve the Proposed Agreement and to recommend that shareholders of the Fund vote to approve the Proposed Agreement. At that Board meeting, the Board also approved the Interim Agreement.

         During the meeting, the Board met with a representative of BlackRock, who explained the Transaction, BCM's general plans and intentions regarding the Fund and BlackRock's planned combination of its business with that of MLIM. The Board was advised by the BlackRock representative that the current team responsible for the day-to-day management of the Fund would not change. The BlackRock representative further advised the Board that the portfolio management team would also have access to greater resources of the combined entity as a result of the Transaction, including additional research on small capitalization issuers from MLIM's existing small capitalization equity team.

         Independent legal counsel provided the Board members with a memorandum that discussed the various factors that the Board should consider as part of its review of the Proposed Agreement. The Board considered the written responses and supplementary materials produced by BFM for the Board meeting and in response to a 15(c) due diligence request list submitted by the Independent Trustees' counsel prior to the meeting, including BlackRock's overall financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. The Board also received extensive materials on performance, expenses and comparable fund information from Lipper, Inc., an independent mutual fund rating service, relating to BFM's current management of the Fund.

         As part of their review, the Board considered: (i) the strategic reasons for the Transaction, as presented by BlackRock to the Board; (ii) the reputation, financial strength and resources of BlackRock and the anticipated financial strength and resources of the new combined company; (iii) the fact that the current portfolio manager to the Fund (and his team) will remain in place; (iv) that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BCM, including compliance services; (v) the potential effects of regulatory restrictions on the Fund as a result of Merrill Lynch's ownership of BlackRock after the Transaction, including the possibility that BCM would execute trades through MLIM's affiliated broker/dealer; (vi) the fact that the Fund's total sub-advisory fees will not increase by virtue of the Proposed Agreement, but rather will remain the same, and the fact that IICO will continue to bear all of sub-advisory fees; and (vii) the terms and conditions of the Proposed Agreement and the Prior Agreement are substantially the same.

         After considering this information, the Board concluded that the investment performance of the Fund, including against its peers as contained in the Lipper materials, as well as against the Lipper Small Cap Value Index since BFM commenced day-to-day responsibility is acceptable. The Board further noted that the Fund's total sub-advisory fees would not increase as a result of the Transaction and concluded that BCM's proposed fees appear to be reasonable. The Board next considered the nature, extent and quality of services proposed to be provided to the Fund by BCM. In that regard, the Board reviewed the resources and key personnel of BCM, especially those who provide investment management services to the Fund, and took into account that there would not be any change in portfolio management personnel who currently provide services to the Fund after the close of the Transaction. The Board further considered the legal and compliance programs of BCM and the anticipated positive impact of the Transaction on BCM's general business reputation and overall financial resources and concluded that BCM would be able to meet any reasonably foreseeable obligation under the Proposed Agreement, and further concluded that, given the services currently provided by BFM, the nature and extent of the services proposed to be provided by BCM are acceptable. The Board next discussed whether BCM would derive any other direct or indirect benefits from serving the Fund and concluded that it did not appear that either BCM or any of its affiliates receive (or would receive) any additional direct benefits that would warrant reconsideration and/or preclude the Board from approving the Proposed Agreement with BCM. The Board finally considered the current and anticipated asset level of the Fund and the potential for growth in the Fund's assets, including the fact that BCM believes that it might be appropriate for the Fund to close to new investors once a certain level of assets was reached. The Board concluded that the current asset size of the Fund did not warrant reevaluating BCM's (or IICO's) fee schedule for the Fund at the current time.

         No single factor was considered in isolation or to be determinative in the Board's decision to approve the Proposed Agreement. Rather the Board, including all of the Independent Trustees (with one Independent Trustee abstaining), concluded that it was in the best interests of the Fund to approve the Proposed Agreement, to recommend the Proposed Agreement to shareholders and to approve the Interim Agreement.

In the event that the shareholders do not approve the Proposed Agreement, the Trustees of the Trust will consider what alternatives may then be available.

Vote Required

         Approval of Proposal 1 requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board unanimously recommends that shareholders of the Fund vote "FOR" Proposal 1.

PROPOSAL 2
MANAGER OF MANAGERS STRUCTURE

Introduction

         As described above, pursuant to the investment advisory agreement between IICO and the Fund (the "Advisory Agreement"), IICO, subject to the supervision of the Board and the approval of the Fund's shareholders, serves as investment manager to the Fund. IICO is permitted under the Advisory Agreement, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Fund for which IICO is responsible.

         If IICO delegates portfolio management duties to a sub-adviser with respect to a series of the Trust, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of that series. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Therefore, to comply with Section 15 of the 1940 Act, each series of the Trust, including the Fund, must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser with a new sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

"Manager of Managers" Arrangement

         Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers have requested and obtained orders ("Orders") from the SEC exempting them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder. Subject to the conditions delineated therein, the Orders permit mutual funds and their respective advisers to employ a "manager of managers" arrangement with respect to the funds, whereby the advisers may retain unaffiliated sub-advisers for the funds and change the terms of a sub-advisory agreement without first obtaining shareholder approval.

         In addition, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the "Rule"). If adopted as proposed, the Rule would permit the Board and IICO to employ a "manager of managers" arrangement with respect to the Fund without obtaining an Order, provided that shareholders of the Fund approve the "manager of managers" arrangement prior to implementation. Rule 15a-5, as proposed, would require that the subadvisers retained to manage a fund be unaffiliated with the investment adviser, directors, trustees and officers of the investment adviser and the fund. The ultimate conditions that would be included in the final Rule are expected to be very similar to those included in recent Orders, but the conditions could differ to some extent from those in recent Orders or the proposed Rule.

         The Trust has not filed an application with the SEC for an Order, and does not currently intend to do so. However, the Trust may file such an application if the final Rule is not adopted in the near future.

         Employment of the "manager of managers" arrangement by IICO and the Fund is contingent upon either (1) receipt of an Order from the SEC, or (2) the adoption of the Rule by the SEC, and approval by the Fund's shareholders. Neither IICO nor the Fund can assure that the SEC will either grant an Order or adopt Rule 15a-5 as currently proposed. Because the Board was calling the Meeting to seek shareholder approval of Proposal 1, the Board determined to seek shareholder approval of a "manager of managers" arrangement at the Meeting to avoid additional meetings and proxy solicitation costs in the future.

         Even if shareholders of the Fund approve this proposal, such a structure would not become effective until the Board of Trustees decides to implement the structure, and the Fund applies for and obtains an exemption from the requirements under Section 15(a) of the 1940 Act, or the SEC adopts proposed Rule 15a-5.

Application of the Proposed "Manager of Managers" Arrangement by the Fund

         The proposed "manager of managers" arrangement would permit IICO, as the Fund's investment manager, to appoint and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers on behalf of the Fund without shareholder approval. The "manager of managers" arrangement is intended to enable the Fund to operate with greater efficiency and help the Fund enhance performance by allowing IICO to employ sub-advisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements. The Board believes that it is in the best interests of the Fund and its shareholders to adopt a "manager of managers" arrangement. A discussion of the factors considered by the Board is set forth in the section below entitled "Board Approval Of 'Manager of Managers' Arrangement."

         The process of seeking shareholder approval is administratively expensive to any series of the Trust, including the Fund, and may cause delays in executing changes that the Board and IICO have determined are necessary or desirable. These costs are often borne by the Fund (and therefore indirectly by such Fund's shareholders). If shareholders approve the policy authorizing a "manager of managers" arrangement for the Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint an unaffiliated sub-adviser, in instances in which the Board and IICO believe that the appointment would be in the best interests of the Fund and its shareholders.

         In the absence of shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements under the proposed "manager of managers" arrangement, the Board, including the Independent Trustees, would continue to oversee the sub-adviser selection process to help ensure that the interests of shareholders are protected whenever IICO would seek to select a sub-adviser or modify a sub-advisory agreement. Specifically, the Board, including the Independent Trustees, would evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser's compliance with federal securities laws and regulations.

         Furthermore, operation of the Fund under the proposed "manager of managers" arrangement would not: (1) permit investment management fees paid by a Fund to IICO to be increased without shareholder approval, or (2) diminish IICO's responsibilities to the Fund, including IICO's overall responsibility for the portfolio management services furnished by a sub-adviser. Until receipt of an Order from the SEC and/or the adoption of the Rule, IICO will only enter into new or amended sub-advisory agreements with shareholder approval, to the extent required by applicable law.

         Under the "manager of managers" arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement. In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a "manager of managers" arrangement. In each case, shareholders will receive such notice and information within the timeframe required by the Order or Rule, as applicable.

         To be consistent with the conditions contained in Orders granted by the SEC and the proposed Rule, if Proposal 2 is approved by the shareholders of the Fund, the Advisory Agreement with respect to the Fund will explicitly provide that IICO is required to supervise and oversee the activities of a sub-adviser on behalf of the Fund.

         If Proposal 2 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for IICO to enter into new or materially amended sub-advisory agreements with respect to the Fund.

Board Recommendation

The Board of Trustees, including the Independent Trustees, recommends that shareholders of the Fund vote "FOR" approval of the "manager of managers" structure.

Board Approval Of "Manager Of Managers" Arrangement

         At a meeting held November , 2006, the Board, including the Independent Trustees, unanimously approved the use of the "manager of managers" arrangement and determined (1) that it would be in the best interests of the Fund and its shareholders, and (2) to obtain shareholder approval of the same. In evaluating this arrangement, the Board, including the Independent Trustees, considered various factors and other information, including the following:

         1.         A "manager of managers" arrangement will enable the Board to act more quickly, with less expense to the Fund, in appointing new sub-advisers when the Board and IICO believe that such appointment would be in the best interests of the Fund and its shareholders;

         2.         IICO would continue to be directly responsible for monitoring a sub-adviser's compliance with the Fund's investment objectives and investment strategies and analyzing the performance of the sub-adviser; and

3. No sub-adviser could be appointed, removed or replaced without the Board's approval and involvement.

Vote Required

         Approval of Proposal 2 requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Board unanimously recommends that shareholders of the Fund vote "FOR" Proposal 2.

ADDITIONAL INFORMATION

Additional Information about Ivy Investment Company ("IICO")

         IICO, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, is a subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas, 66201-9217, a publicly held company. IICO currently provides business management services to certain funds that are series of Ivy Funds, investment advisory services to the Fund and other funds that are series of Ivy Funds and Ivy Funds, Inc. and sub-advisory services to certain other funds. IICO is a SEC-registered investment adviser with approximately $11 billion in assets under management as of June 30, 2006.

         During the fiscal year ended March 31, 2006, the Fund paid IICO fees of $976,785. During the fiscal year ended March 31, 2006 IICO paid subadvisory fees to BFM in the amount of $574,581. There were no other material payments by the Fund to BFM or any of its affiliates during that period.

Additional Information about BlackRock Capital Management, Inc. ("BCM")

         BCM is an indirect, wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which trades on the New York Stock Exchange under the symbol BLK. BlackRock is one of the largest publicly-traded investment management firms in the United States with $464 billion of assets under management as of June 30, 2006. Approximately 14% of BlackRock's stock is held by the public, while employees own 16% and a subsidiary of PNC holds 70%. PNC, headquartered in Pittsburgh, is one of the nation's largest diversified financial services organizations providing regional banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund services. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through fund and institutional accounts with combined total assets at June 30, 2006, of approximately $464 billion.

         BlackRock currently manages three other funds with a small cap value strategy that have similar objectives to the Fund. BlackRock Advisors, Inc. ("BAI"), an indirect, wholly-owned subsidiary of BlackRock, is the investment adviser for the BlackRock Small Cap Value Equity Portfolio, which had approximately $102 million in assets as of June 30, 2006. For the management of the fund, BAI is paid at the rates of: 0.55% of net assets up to $1 billion; 0.50% of net assets over $1 billion and up to $2 billion; 0.475% of net assets over $2 billion and up to $3 billion; and 0.45% of net assets over $3 billion. In addition, BAI is the investment sub-adviser for two additional clients, the first with approximately $111 million in assets as of June 30, 2006, and the second with approximately $174 million in assets as of June 30, 2006. BAI is paid a sub-advisory fee of 0.50% of net assets for each of these two funds. In addition, BCM is the proposed sub-adviser for these funds, effective upon the close of the transaction.

The following table lists the names, addresses and principal occupations of the principal executive officer and each director of BCM:

Name and Address	Status or Title with BCM
Lawrence D. Fink	Chairman and Chief Executive Officer
Ralph L. Schlosstein	President and Director
Robert S. Kapito	Vice Chairman and Director
Robert P. Connolly	General Counsel, Secretary and Managing Director
Susan L. Wagner	Vice Chairman and Chief Operating Officer
Steven E. Buller	Chief Financial Officer and Managing Director
Keith L. Anderson	Vice Chairman
Charles S. Hallac	Vice Chairman
Barbara G. Novick	Vice Chairman
Paul L. Audet	Director
Laurence J. Carolan	Director
Kevin Klingert	Director
John P. Moran	Director
Mark Steinberg	Director

The address of the principal executive officer and each of directors listed above is BlackRock Capital Management, Inc., 100 Bellevue Parkway, Wilmington, DE 19809.

Organization and Management of the Trust

The Trust is governed by the Board. A majority of the Board members are Independent Trustees. The Board elects the officers who are responsible for administering the Fund's day-to-day operations.

Each Trustee and officer serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified. The Independent Trustees and their principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
Jarold W. Boettcher (66) 6300 Lamar Avenue Overland Park, KS 66202	Trustee

President of Boettcher Enterprises, Inc. (agriculture products and services) since 1979; President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) since 1979; President of Boettcher Aerial, Inc. (Aerial Ag Applicator) since 1983; Director of Guaranty State Bank and Trust; Director of Guaranty, Inc.; Trustee, Kansas Public Employees Retirement System.

James D. Gressett (56) 6300 Lamar Avenue Overland Park, KS 66202	Trustee

Secretary of Street Homes, LLP (homebuilding company) since 2001; Chief Executive Officer (CEO) of PacPizza, Inc. (Pizza Hut franchisee) from 2000 to 2004; President of Alien, Inc. (real estate developer) from 1997 to 2001; Director of Collins Financial Services.

Joseph Harroz, Jr. (39) 6300 Lamar Avenue Overland Park, KS 66202	Trustee and Chairman of the Board

Vice President and General Counsel of the Board of Regents, University of Oklahoma since 1996; Adjunct Professor, University of Oklahoma Law School since 1997; Managing Member, Harroz Investments, LLC (commercial enterprise) since 1998; Consultant, MTV Associates, 2004; Director of Valliance Bank NA; Director of Advisors Fund Complex.

Glendon E. Johnson, Jr. (54) 6300 Lamar Avenue Overland Park, KS 66202	Trustee	Of Counsel, Lee & Smith, PC (law firm) since 1996; Member/Manager, Castle Valley Ranches, LLC (ranching) since 1995.
Eleanor B. Schwartz (69) 6300 Lamar Avenue Overland Park, KS 66202	Trustee	Professor Emeritus, University of Missouri at Kansas City since 2003; Professor of Business Administration, University of Missouri at Kansas City from 1980 to 2003; Director of Advisors Fund Complex.
Michael G. Smith (62)* 614 Lenox Glen Ellyn IL 60137	Trustee	Retired; Director of Executive Board, Cox Business School, Southern Methodist University; Director of Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (18 portfolios overseen).
Edward M. Tighe (63) 6300 Lamar Avenue Overland Park, KS 66202	Trustee

Retired; CEO and Director of Asgard Holding, LLC (computer network and security services) from 2002 to 2004; CEO and Director of JBE Technology Group, Inc. (telecommunications and computer network consulting) from 2001 to 2003; Director of Hansberger Institutional Funds (5 portfolios overseen).

*As of the close of the Transaction, Mr. Smith will be deemed an "interested person" (as defined in the 1940 Act).

         The address for the Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. The Trustee considered by the Trust and its counsel to be an "interested person" (as defined in the 1940 Act) of the Fund is:

Name and Age	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
Henry J. Herrmann (63)	Trustee and President

CEO of Waddell & Reed Financial, Inc. (WDR) since 2005; President and CEO of IICO since 2002; President and CEO of Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, since 1993; President and Chief Investment Officer (CIO) of WDR from 1998 to 2005; CIO of IICO from 2003-2005; CIO of WRIMCO from 1991 to 2005; President and Director/Trustee of each of the funds in the Waddell & Reed Fund Complex since 2001; Director of WDR, IICO, Waddell & Reed Services Company (WRSCO), Waddell & Reed, Inc. (W&R), Austin, Calvert and Flavin, Inc., an affiliate of WRIMCO, and Ivy Services, Inc., an affiliate of IICO.

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President of the Trust, the Trust's officers are:

Name and Age	Position(s) Held with the Trust	Principal Occupation(s) During Past 5 Years
Joseph W. Kauten (37)	Treasurer and Principal Accounting Officer

Treasurer and Principal Accounting Officer of each of the funds in the Waddell & Reed Fund Complex since 2006; Assistant Treasurer of each of the funds in the Waddell & Reed Fund Complex from 2003 to 2006; Senior Manager, Deloitte & Touche LLP from 2001 to 2003.

Mara Herrington	Vice President and Secretary	Vice President and Secretary of each of the funds in the Waddell & Reed Fund Complex since 2006
Kristen A. Richards (38)	Vice President, Assistant Secretary and Associate General Counsel

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO since 2000; Vice President, Associate General Counsel and Chief Compliance Officer of IICO since 2002; Vice President, Associate General Counsel of each of the funds in the Waddell & Reed Fund Complex since 2002; Secretary of each of the funds in the Waddell & Reed Fund Complex from 2000 to 2006; Assistant Secretary of each of the funds in the Waddell & Reed Fund Complex since 2006.

Daniel C. Schulte (40)	Vice President, General Counsel and Assistant Secretary

Senior Vice President and General Counsel of WDR since 2000; Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO since 2000; Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. since 2002; Senior Vice President, General Counsel and Assistant Secretary of IICO since 2002; Vice President and Assistant Secretary of each of the funds in the Waddell & Reed Fund Complex since 2000.

Scott Schneider (38)	Chief Compliance Officer

Chief Compliance Officer for each of the funds in the Waddell & Reed Fund Complex since 2004; Senior Attorney and Compliance Officer for each of the funds in the Waddell & Reed Fund Complex from 2000 to 2004.

As of _____________ 2006, the Trust believes that its Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ABOUT THE MEETING

         The investment adviser of the Fund is IICO, the principal underwriter is Ivy Funds Distributor, Inc., and the Administrator is Waddell & Reed Services Company. Each of these entities has as its principal place of business 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Shareholder Reports

         Copies of the Fund's Annual Report for the fiscal year ended March 31, 2006 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain copies of that report, without charge, by writing to Ivy Funds Distributor, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by calling 800-777-6472.

Voting Rights

         Shareholders of record on November 30, 2006 (the "record date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

         As of the record date, the Fund offered multiple classes of shares to the public pursuant to a Rule 18f-3 Plan adopted by the Trustees on behalf of the Fund. The key features of the plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the most recent prospectus of the Fund, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund of the Trust or Ivy Funds, Inc.; and (iii) the Fund's Class B shares will convert automatically to Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. As of the record date, the Fund had ____________ outstanding Class A shares, ____________ outstanding Class B shares, ____________ outstanding Class C shares and ____________ outstanding Class Y shares.

Revocation of Proxies

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. A superseding proxy may also be executed by voting via telephone or internet. The superseding proxy need not be voted using the same method (mail, telephone, internet) as the original proxy vote.

Quorum, Voting at the Meeting and Adjournment

         The presence in person or by proxy of a majority of the Fund's shares of all classes entitled to vote is a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting, the Special Meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 90 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the proposals, abstentions and broker "non-votes" will be treated as shares voted "Against" the proposals. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

         Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Special Meeting. The New York Stock Exchange (the "NYSE") may take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's shares on any of the proposals. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

         If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service organization) that has entered into a service contract with the Fund, or the Fund's distributor, the service organization may be the record holder of your shares. At the Special Meeting, a service organization will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. If a service organization is not a member of the NYSE, it may be permissible for the service organization to vote shares with respect to which it has not received specific voting instructions from its customers. Some service organizations are affiliates of BlackRock and Merrill Lynch and therefore have an interest in the outcome of the voting on the new investment sub-advisory agreement in Proposal 1 and stand to benefit if that proposal is approved. With respect to any shares for which a BlackRock -affiliated service organization that is not a member of the NYSE (including certain affiliates of PNC) is the holder of record and for which it does not receive voting instructions from its customers, such service organization may, subject to applicable law, vote those shares in the same proportion as the votes received from its customers for which instructions have been received to the extent it deems doing so to be in the best interests of the Fund and shareholders.

         If you own shares that are held of record by a service organization, and if you have not given or do not give voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how you want your shares to be voted.

Other Matters to Come Before the Meeting

         Management of the Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals for Future Meetings

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. In order for a shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, the proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is timely submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

The only persons known to own of record or beneficially 5% or more of the outstanding shares of the Fund as of the record date were:

[Insert Table]

Expenses and Additional Proxy Solicitation Information

         BlackRock and Merrill Lynch have agreed to bear the total costs of the Special Meeting IICO, confirm in light of additional expenses for manager of managers, which includes all the costs of preparing, printing and mailing the proxy materials for the Special Meeting of shareholders of the Trust and all costs of solicitation of proxies. The solicitation of proxies will be made primarily by mail, oral communication, telephone, or other permissible electronic means by representatives of the Trust, Trust affiliates, IICO, IICO affiliates and certain broker-dealers (who may be specifically compensated for such services).

By order of the Board of Trustees,

Kristen A. Richards
Assistant Secretary

_________, 2006

Exhibit A

PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

         THIS AGREEMENT, made as of the ____________, by and between Ivy Investment Management Company, a Delaware corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Adviser") and BlackRock Capital Management, Inc., a Delaware corporation, registered as an Investment Adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

         WHEREAS, the Adviser is the investment manager to Ivy Funds (the "Trust"), an open-end diversified management investment company organized as a series fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the Trust's Small Cap Value Fund (hereinafter "Fund"), and the Sub-Adviser desires to furnish such services to the Adviser;

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. Appointment of Sub-Adviser

         In accordance with and subject to the Investment Management Agreement between the Trust and the Adviser dated July 23, 2003, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection services described herein for investment and reinvestment of the Fund, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

2. Obligations of and Services to be Provided by the Sub-Adviser

(a) The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Fund of the Trust:

(1)

The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Declaration of Trust, the Bylaws, the Registration Statement, the current Prospectus and the Statement of Additional Information of the Trust and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such documents and as interpreted from time to time by the Board of Trustees of the Trust and by the Adviser. Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for the Fund. The Adviser agrees to promptly inform the Sub-Adviser if such objective, policies or restrictions change and to deliver to the Sub-Adviser updated documents, if prepared.

(2)

In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies for the Fund as set forth in the Trust's Registration Statement, as amended; and (3) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser, of orders for such purchases and sales.

(3)

In connection with the purchase and sale of securities of the Fund, the Sub-Adviser shall arrange for the transmission to the Adviser (or its designee) and the Custodian for the Trust on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Custodian of the Fund. The Sub-Adviser shall render such reports to the Adviser and/or to the Trust's Board of Trustees concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as the Adviser or the Board may from time to time require.

(4)

The Sub-Adviser shall, in the name of the Trust, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Trust's Registration Statement, as amended from time to time, and under the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act. In connection with the placement of orders for the execution of the Fund's portfolio transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Trust in accordance with all applicable law, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission, the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(5)

In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e) provided by such broker, viewed in terms either of the Fund's or the Sub-Adviser's overall responsibilities to the Sub-Adviser's discretionary accounts.

The Sub-Adviser shall render such reports to the Adviser and/or to the Fund's Board of Trustees regarding the total amount and usage of all commissions generated as a result of trades executed for the Fund's holdings, as well as information regarding third-party services, if any, received by the Sub-Adviser as a result of trading activity with select brokers and dealers.

         (b)         The Sub-Adviser shall use the same skill and care in providing services to the Trust as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

         (c)         The Sub-Adviser shall (i) comply with all reasonable requests of the Trust (through the Adviser) for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and (ii) provide such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to the administration of the Trust.

         (d)         The Sub-Adviser shall furnish to the Adviser for distribution to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

         (e)         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Sub-Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers. In no instance, however, will the Fund's assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

         (f)         Consistent with U.S. securities laws, the Sub-Adviser agrees to adopt written trade allocation procedures that are "fair and equitable" to its clients which are consistent with the investment policies set out in the prospectuses and statements of additional information (including amendments) of the Fund or as the Trust's Board of Trustees may direct from time to time. The Sub-Adviser also agrees to effect securities transactions in client accounts consistent with the allocation system described in such written procedures, to keep accurate records of such transactions and to fully disclose such trade allocation procedures and practices to clients.

         (g)         The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Fund. The Adviser shall instruct the custodian and other appropriate parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

         The Sub-Adviser shall provide to the Advisor a copy of Sub-Adviser's written proxy voting policies and procedures, as adopted, including policies on addressing potential conflicts of interest and a copy of any summary of the procedures, if applicable. Sub-Adviser shall also be responsible for maintaining records with respect to the proxy votes cast for the Fund. The records shall conform to the applicable SEC proxy regulations.

Records of all applicable proxy voting records will be provided to the Adviser within 3 business days of any request, written or oral (voting records should be available in hard and soft copy).

         (h)         The Sub-Adviser shall review all notices, including but not limited to corporate action notices, and provide and respond to all corresponding requests for information in relation to the securities held in the Fund. The Adviser shall instruct the custodian and other appropriate parties providing services to the Fund to promptly forward misdirected corporate action notices to the Sub-Adviser.

         (i)         The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement and/or any termination or resignation of senior (key) personnel.

3. Delivery of Documents to the Adviser. The Sub-Adviser has furnished the Adviser with copies of each of the following documents:

(a) The Sub-Adviser's current Form ADV and any amendments thereto, if applicable;

(b) The Sub-Adviser's most recent audited balance sheet;

(c) Separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of Trust assets for the Fund; and

(d) The Code of Ethics of the Sub-Adviser as currently in effect.

(e) The Sub-Adviser's compliance policies and procedures adopted pursuant to Rule 206(4)-7 under the Investment Adviser Act of 1940 (the "Adviser Act").

         The Sub-Adviser will furnish the Adviser from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Sub-Adviser will provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such material amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Adviser.

4. Expenses

During the terms of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

5. Compensation

         In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Fund hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate which shall be a percentage of the average daily value of the net assets of the Fund. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Fund as determined as of the close of each business day pursuant to the Declaration of Trust, Bylaws and currently effective Prospectus and Statement of Additional Information of the Trust. The fee shall be payable in arrears on the last day of each calendar month.

The amount of such annual fee, as applied to the average daily value of the net assets of the Fund shall be as described in the schedule below:

Assets Fee

Net Portfolio Assets 0.50%

6. Renewal and Termination

         This Agreement shall continue in effect until September 30, 2007, and from year to year thereafter provided such continuance is specifically approved at least annually by a vote of the holders of the majority of the outstanding voting securities of a Fund, or by a vote of the majority of the Trust's Board of Trustees. And further provided that such continuance is also approved annually by a vote of the majority of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of parties hereto, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of penalty: (i) by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the class of capital stock of the Fund on sixty days' prior written notice, or (ii) by either party hereto upon sixty days' prior written notice to the other. This Agreement will terminate automatically upon any termination of the Investment Management Agreement between the Trust and the Adviser or in the event of its assignment. The terms "interested person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

7. General Provisions

         (a)         The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Trust or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

         (b)         The Adviser and the Trust's Board of Trustees understand that the value of investments made for the Account may go up as well as down, is not guaranteed and that investment decisions will not always be profitable. The Adviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Fund. The Adviser and the Trust's Board of Trustees acknowledge that each Fund is designed for the described investment objective and is not intended as a complete investment program. They also understand that investment decisions made on behalf of the Fund by Sub-Adviser are subject to various market and business risks.

         (c)         This Agreement shall not become effective unless and until it is approved by the Board of Trustees of the Trust, including a majority of the members who are not "interested persons" to parties to this Agreement, by a vote cast in person at a meeting called for the purpose of voting such approval, and by a majority of the outstanding voting securities of the class of capital stock of the Fund.

         (d)         The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Trust, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

         (e)         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, trustee or employee of the Trust, or persons otherwise affiliated with the Trust (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

         8.         Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund or such persons as the Adviser may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund.

9. Representations and Warranties. The Sub-Adviser hereby represents and warrants as follows:

         (a)         The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

         (d)         The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Fund ("Registration Statement"), and (ii) Fund's prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Fund of which the Sub-Adviser has knowledge and except as advised in writing to the Adviser such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Sub-Adviser has knowledge and do not omit any statement of a material fact of which the Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

10. Use of Names.

         (a)         The Sub-Adviser acknowledges and agrees that the names Ivy Funds and Ivy Investment Management Company, and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names Ivy Funds and Ivy Investment Management Company, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to Ivy Funds and Ivy Investment Management Company, or the Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

         (b)         The Sub-Adviser acknowledges that the Fund and its agents may use the "BlackRock" and "BlackRock Capital Management, Inc." names and the name of the responsible portfolio manager(s) in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund. The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

         11.         Reports by the Sub-Adviser and Records of the Fund. The Sub-Adviser shall furnish the Adviser monthly, quarterly and annual reports concerning transactions and performance of the Fund, including information required to be disclosed in the Trust's Registration Statement, in such form as may be mutually agreed. The Sub-Adviser shall permit the financial statements, books and records with respect to the Fund to be inspected and audited by the Trust, the Adviser or their agents at all reasonable times during normal business hours. The Sub-Adviser shall immediately notify and forward to both the Adviser and legal counsel for the Trust any legal process served upon it on behalf of the Adviser or the Trust. The Sub-Adviser shall promptly notify the Adviser of any changes in any information concerning the Sub-Adviser of which the Sub-Adviser becomes aware that would be required to be disclosed in the Trust's Registration Statement.

         In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser agrees that all records it maintains for the Fund are the property of the Fund and the Trust and further agrees to surrender promptly to the Trust or the Adviser any such records upon the Trust's or the Adviser's request. The Sub-Adviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Fund. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

         12.         Indemnification. The Sub-Adviser agrees to indemnify and hold harmless the Fund, each independent trustee of the Fund, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser, the Fund, the Trust or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as sub-adviser of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Fund or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Sub-Adviser to the Adviser, the Trust or any affiliated person of the Adviser or the Trust expressly for use in the Trust's Registration Statement, or upon verbal information confirmed by the Sub-Adviser in writing expressly for use in the Trust's Registration Statement or (3) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Adviser, any of the Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Adviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Fund or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser, expressly for use in the Trust's Registration Statement or other than upon verbal information confirmed by the Sub-Adviser in writing expressly for use in the Trust's Registration Statement; provided, however, that in no case is the Adviser's indemnity in favor of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

13. Assignment by the Sub-adviser. This Agreement shall not be assigned by the Sub-adviser to any other person or company without the Adviser's prior written consent.

         14.         Jurisdiction and Applicable Law. The Sub-adviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the State of Kansas over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. This Agreement shall be construed and enforced in accordance with the laws of Massachusetts, the 1940 Act and the applicable rules and guidance issued by the Securities and Exchange Commission and its staff thereunder. The Sub-adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-adviser is subject by a suit upon such judgment.

         Nothing in this Section 14 shall affect the right of the Adviser to serve process in any manner permitted by law or limit the right of the Adviser to bring proceedings against the Sub-adviser in the courts of any jurisdiction or jurisdictions.

         15.         Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

If to the Adviser:	IVY INVESTMENT MANAGEMENT COMPANY
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
Attention: Henry J. Herrmann, President

If to the Trust or Fund:	IVY FUNDS
6300 Lamar Avenue
Overland Park, KS 66202, U.S.A.
Attention: Kristen A. Richards, Vice President and Assistant Secretary

If to the Sub-Adviser:	BLACKROCK CAPITAL MANAGEMENT, INC.

         19.         Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement.

IVY INVESTMENT MANAGEMENT COMPANY

By:
Henry J. Herrmann
Its: President

Date:

BLACKROCK CAPITAL MANAGEMENT, INC.

By:

Its:

Date:

Form of Proxy Card

PROXY TABULATOR P.O. Box Farmingdale, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to Website www.__________.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-__________

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IVY SMLL CAP VALUE FUND

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSALS.

Vote on Proposals:

1.	To approve a sub-advisory agreement between Ivy Investment Management Company and BlackRock Capital Management, Inc. with respect to the Fund.

	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN

2.

To authorize a "manager of managers" structure for the Fund whereby Ivy Investment Management Company, under certain circumstances will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign name or names as appearing on proxy
and return promptly in the enclosed postage-paid envelope.
If signing as a representative, please include capacity.

_________________________________	_______	__________________________	______
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IVY SMALL CAP VALUE FUND	SPECIAL MEETING OF THE SHAREHOLDERS
A Series of IVY FUNDS	February 2, 2007

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned, having received Notice of the February 2, 2007 Special Meeting of Shareholders of the above referenced fund (the "Fund"), a series of Ivy Funds (the "Trust"), and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas on February 2, 2007 at 3:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust, or by voting in person at the Special Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF CARD.

Form of Buckslip

IVY FUNDS

THREE EASY WAYS TO VOTE
YOUR PROXY

The accompanying proxy statement discusses important matters affecting Ivy Small Cap Value Fund, a series of Ivy Funds. Please take time to read the proxy statement, then cast your vote. There are three easy ways to vote -- choose the method that's most convenient for you. Please vote all proxy cards received.

1.

Vote by telephone. Just call our dedicated proxy voting number -- 1-800-_______. This is a toll-free number. It's available 24 hours a day, seven days a week. For each proxy, enter the 14-digit number printed on the upper portion of the card and follow the voice promptings to record your vote.

2.	Vote by Internet. Visit the web site -- www.________.com and enter the 14-digit number. Then follow the voting instructions that will appear. Vote each card received separately.

3.	Vote by mail. Simply fill out the proxy card(s) and return them to us in the enclosed postage paid envelope. Please do not return your cards if you vote by phone or Internet.

If you have any questions, please contact our information agent, MIS, an ADP company, at 1-__________.

Remember -- your vote matters.
Please vote today!